UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
______________________________
Filed by the Registrant ☒    Filed by a Party other than the Registrant     ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Sprout Social, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in the exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

SPROUT SOCIAL, INC.

2023 Annual Meeting

Vote by May 21, 2023 11:59 PM ET. For shares held in a Plan, vote by May 18, 2023 11:59 PM ET.

sproutsocial

SPROUT SOCIAL, INC.
131 S. DEARBORN ST.
SUITE 700
CHICAGO, IL 60603

V11649-P85975

You invested in SPROUT SOCIAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report at https://shareholder.broadridge.com/spt2023 OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 22, 2023
9:00 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/SPT2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect three Class I directors to serve until our 2026 annual meeting of stockholders or until their successors are duly elected and qualified.	
Nominees:	
1a. Peter Barris	For
1b. Raina Moskowitz	For
1c. Karen Walker	For
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	For
3. To conduct an advisory vote to approve the compensation of our named executive officers.	For

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V11650-P85975